Ionic Inflation Protection ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 91.1%
United States Treasury Inflation Indexed Bonds -91.1%
01/15/2024, 0.625%		$1,204,360	$1,185,924
04/15/2024, 0.500%		1,215,507	1,187,017
07/15/2024, 0.125%		1,210,384	1,175,034
10/15/2024, 0.125%		1,219,756	1,176,787
01/15/2025, 0.250%		1,240,373	1,189,103
04/15/2025, 0.125%		1,236,281	1,177,405
07/15/2025, 0.375%		1,211,925	1,160,393
10/15/2025, 0.125% (1)		1,230,716	1,168,653

Total United States Treasury Obligations
(Cost $9,531,430)			9,420,316

	Counterparty	Notional Amount
Purchased Options - 2.8%
Interest Rate Swaptions - 2.8%
5-Year Interest Rate Swap, 1-Day USD-SOFR, Receive Floating Rate
Expiration: July 7, 2025; Exercise Rate: 4.250%	BOFA	$8,000,000	111,384
5-Year Interest Rate Swap, 1-Day USD-SOFR, Receive Floating Rate
Expiration: July 7, 2025; Exercise Rate: 4.250%	JPM	13,000,000	180,999
Total Purchased Options
(Cost $354,000)			292,383

		Shares
Short-Term Investments - 4.6%
Money Market Funds - 4.6%
First American Government Obligations Fund, Class X, 5.175% (1)(2)		475,685	475,685
Total Short-Term Investments
(Cost $475,685)			475,685

Total Investments in Securities - 98.5%
(Cost $10,361,115)			10,188,384
Other Assets in Excess of Liabilities - 1.5%			154,688
Total Net Assets - 100.0%			$10,343,072

BOFA	Bank of America
JPM	J.P Morgan
SOFR	Secured Overnight Financing Rate
(1)	All or a portion of the investment is a holding of Ionic Cayman Subsidiary.
(2)	The rate shown is the annualized seven-day effective yield as of July 31, 2023.

Ionic Inflation Protection ETF

CONSOLIDATED SCHEDULE OF INFLATION SWAPS at July 31, 2023 (Unaudited)

Reference Entity	Counterparty	Long/Short	Expiration Date	Financing Rate	Payment Frequency	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers Index (1)(2)	Morgan Stanley	Long	6/30/2028	2.460%	Once At Maturity	$10,500,000	$65,938	$994	$64,944
									$64,944

(1) All or a portion of the investment is a holding of Ionic Cayman Subsidiary.
(2) Centrally cleared swap, clearing agent: LCH Group.

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The Ionic Inflation Protection ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$-	$9,420,316	$-	$9,420,316
Purchased Options	-	292,383	-	292,383
Short-Term Investments	475,685	-	-	475,685
Total Investments in Securities	$475,685	$9,712,699	$-	$10,188,384

Other Financial Instruments (1)(2)	Level 1	Level 2	Level 3	Total
Inflation Swaps	$-	$64,944	$-	$64,944
Total Other Financial Instruments	$-	$64,944	$-	$64,944

(1) Other Financial Instruments are interest rate swap agreements not reflected in the Schedule of Invesments, which are reflected at value.
(2) Valued at it’s unrealized gain (loss).